EXHIBIT 99.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                     OF POLLUTION RESEARCH AND CONTROL CORP.


     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly annual report on Form 10-KSB (the "Form 10-KSB") for the year ended December 31, 2002, of Pollution Research and Control Corp. (the "Issuer").

     I, Michael Collins, the Chief Financial Officer of the Issuer certify that to the best of my knowledge:

     (i) the Form 10-KSB fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: April 14, 2003.



                                                 /S/ MICHAEL COLLINS *
                                                 -------------------------
                                                 Name:  Michael Collins


     * A signed original of this written statement required by Section 906 has been provided to the Issuer and will be retained by the Issuer and furnished to the Securities and Exchange Commission or its staff upon request.